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                                 EXHIBIT 10.2.1
             ANNUAL INCENTIVE PLAN - SUMMARY OF SIGNIFICANT CHANGES


The following provides a summary of the significant changes to the Annual Incentive Plan for 1996, which have been approved by the UNUM Life Insurance Company of America Board of Directors.


- A change in the incentive target payout percentages for our senior management group;

- For Enterprise Staff employees, a change in the weightings of the performance components from 60% based on Enterprise results and 40% based on Division results to 70% based on Enterprise results and 30% based on Division results.

- For Enterprise Line employees, a change in the weightings of the performance components from 40% based on Enterprise results and 60% based on Division results to 30% based on Enterprise results and 70% based on Division results

- For Enterprise Staff and Enterprise Line employees, the ability for the Business Unit/Divisional performance component to pay out independent of Enterprise results.

- For UNUM America employees, the weighting on the Business Unit/Division performance component has been eliminated, so now the payout is based only on Enterprise and UNUM America results.

A listing of the incentive target payout percentage targets and performance component weightings for all eligible employees follows. The revised incentive targets for the senior management group appear in bands A through G.


ORGANIZATION:                      UNUM AMERICA   ENTERPRISE     ENTERPRISE
                                                  STAFF UNITS    LINE UNITS

Band          Payout %                           Weightings
           ----------------        ----------------------------------------
                                   Ent  U/A       Ent  BU/       Ent    BU/
           Min    Trgt  Max                            Div              Div

1-12       5%     10%   20%        20%  80%       70%  30%       30%    70%
13-16      10%    20%   40%        20%  80%       70%  30%       30%    70%
17-19      15%    30%   60%        20%  80%       70%  30%       30%    70%
20         17.5%  35%   70%        30%  70%       70%  30%       30%    70%
G          20%    40%   80%        30%  70%       70%  30%       30%    70%
E-F        22.5%  45%   90%        30%  70%       70%  30%       30%    70%
D*         25%    50%   100%       30%  70%       70%  30%       30%    70%
C          27.5%  55%   110%       30%  70%       70%  30%       30%    70%
B          30%    60%   120%       100%           100%           100%
A          40%    80%   160%       100%           100%           100%


*Note:The weightings of the performance components for the Chief Investment Officer are 40% Enterprise & 60% Investment results.